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                                                         EXHIBIT 1




                       1,594,000 Shares

                 Leucadia National Corporation

                         Common Shares

                    UNDERWRITING AGREEMENT


                                             September __, 1995

CS FIRST BOSTON CORPORATION
JEFFERIES & COMPANY, INC.
As Representatives of the Several Underwriters
  c/o CS First Boston Corporation
      Park Avenue Plaza
      New York, NY 10055

Dear Sirs:

          1. Introductory. The shareholders listed in Schedule A hereto ("Selling Shareholders") propose severally to sell an aggregate of 1,594,000 common shares, par value $1.00 per share, of Leucadia National Corporation (the "Company") (such 1,594,000 common shares being hereinafter referred to as the "Firm Securities"). The Company also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 239,100 additional common shares, par value $1.00 per share, of the Company (such 239,100 additional common shares being hereinafter referred to as the "Optional Securities"). The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities". The Firm Securities are issuable upon the exercise of Warrants to Purchase Common Shares (the "Warrants"). Each Warrant entitles the holder thereof to purchase one common share, par value $1.00 per share, of the Company at an exercise price of $20.1875 per share. The Company and the Selling Shareholders hereby agree with the several Underwriters named in Schedule B hereto ("Underwriters") as follows:

          2. Representations and Warranties of the Company and the Selling Shareholders. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:





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            (i)  A registration statement (No. 33-61867) relating
      to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either (A) has been declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (A) an additional registration statement (the "additional registration statement") relating to the Offered
      Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement,



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      as amended by such amendment or post-effective amendment,
      as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b)
      ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

           (ii)  If the Effective Time of the Initial
      Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of



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      the Commission ("Rules and Regulations") and did not
      include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading,
      (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conform, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and none of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this
      Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c).

          (iii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York, with all requisite corporate power and authority to own its properties and



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      conduct its business as described in the Prospectus, and
      is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities requires such qualification, except where the failure of the Company to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect (as defined below).

           (iv)  Each of the Company's subsidiaries listed in
      Exhibit 21 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and such other Subsidiaries created after such date that would be required to be so listed if in existence at such date (collectively, the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with all requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities requires such qualification, except where the failure of such Subsidiary to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect.

            (v) All the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable, and, except as otherwise set forth in each Registration Statement and the Prospectus, all outstanding shares of capital stock of such Subsidiaries owned by the Company, either directly or through wholly-owned Subsidiaries, are owned free and clear of any security interests, claims, liens or encumbrances.

           (vi) The Company and each of its Subsidiaries have all requisite power and authority, and all necessary material authorizations, approvals, orders, licenses, certificates and permits of and from regulatory or governmental officials, bodies and tribunals, to own or lease their respective properties and to conduct their respective businesses as now being conducted and as described in each Registration Statement and the Prospectus, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such authorizations, approvals, orders, licenses, certificates or permits which, singly or in the aggregate, if the failure to be so licensed or approved or if the subject of



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      an unfavorable decision, ruling or finding, would have a
      materially adverse effect on the condition (financial or otherwise), earnings or business of the Company and its subsidiaries, considered as one enterprise, whether or not occurring in the ordinary course of business (a "Material Adverse Effect"); and the Company and its subsidiaries are in compliance with all applicable laws, rules, regulations and orders and consents, the violation of which would have a Material Adverse Effect.

          (vii) The documents incorporated by reference in each Registration Statement and the Prospectus (the "Incorporated Documents"), when they became effective or were or are filed with the Commission, as the case may be, complied or will comply, as the case may be, in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934 (the "Exchange Act") and the Rules and Regulations, as applicable.

         (viii) Since the respective dates as of which information is provided in each Registration Statement and the Prospectus, except as otherwise specifically stated therein, there has been no material adverse change or development with respect to the condition (financial or otherwise), earnings or business of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Change"), and there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

           (ix) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus, without giving effect to any exercise of outstanding options or Warrants subsequent to the date of the Prospectus; all of the Company's issued and outstanding common shares, par value $1.00 per share (the "Common Shares"), have been duly authorized and validly issued and are fully paid and non-assessable. All of the issued and outstanding Common Shares conform and the Offered Securities will conform to the description thereof in each Registration Statement and the Prospectus and none of the issued and outstanding Common Shares were issued in violation of any preemptive rights or other rights to subscribe for or purchase securities. Except as set forth in each Registration Statement and the Prospectus, no options, warrants or other rights to purchase from the Company, or agreements or other obligations of the Company to issue or other rights to convert any obligation into, or exchange any securities for, shares of capital stock of



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      or ownership interests in the Company are outstanding and
      the Company has authorized and reserved sufficient capital stock free of preemptive or other rights to subscribe for or purchase securities for the purpose of enabling the Company to satisfy its outstanding obligations with respect thereto (including, without limitation, upon exercise of the Warrants).

            (x) The Firm Securities have been duly authorized for issuance upon exercise of the Warrants and, when issued and delivered to the Selling Shareholders by the Company upon exercise of the Warrants against payment of the exercise price therefor set forth in the Warrants, will be validly issued and fully paid and non-assessable and will not have been issued in violation of any preemptive rights or other rights to subscribe for or purchase securities.

           (xi)  The Optional Securities have been duly
      authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment therefor as set forth herein, will be validly issued and fully paid and non-assessable and will not have been issued in violation of any preemptive rights or other rights to subscribe for or purchase securities.

          (xii) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or similar organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, the effect of which violation or default in performance or observance would be a Material Adverse Effect.

         (xiii) Each of the Warrants has been duly and validly authorized by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).



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          (xiv)  The Company is not (a) an "investment company"
      within the meaning of the Investment Company Act of 1940, as amended, or (b) a bank holding company under the Bank
      Holding Company Act of 1970, as amended.

           (xv) There are no contracts or documents binding upon or affecting the Company or any of its subsidiaries that are required to be filed as exhibits to a Registration Statement or to any of the documents incorporated by reference therein by the Act, the Rules and Regulations or the Exchange Act that have not been so filed.

          (xvi) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated hereby, except such as have been obtained under the Act and such as may be required under the blue sky or insurance laws of any jurisdiction in connection with the purchase and distribution of the Offered Securities by the Underwriters and such other approvals as have been obtained.

         (xvii) Neither the issue and sale of the Offered Securities, the consummation of any other of the transactions herein contemplated, nor the fulfillment of the terms hereof, will conflict with, result in a breach of, or constitute a default under the terms of any indenture or other agreement or instrument to which the Company or any of its subsidiaries is a party or bound or any order, regulation, consent or memorandum of understanding applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries (where such conflict, breach or default would, singly or in the aggregate, have a Material Adverse Effect) or the charter or by-laws of the Company or any of its Subsidiaries.

        (xviii) In reliance in part upon representations of Coopers & Lybrand L.L.P., the accountants who have certified or shall certify the financial statements filed or to be filed with the Commission as part of each Registration Statement and the Prospectus (including the Incorporated Documents) are independent accountants as required by the Act.

          (xix) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid




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      claim against the Company or any Underwriter for a
      brokerage commission, finder's fee or other like payment.

           (xx) Other than the Warrants, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement.

          (xxi)  The Common Shares are listed on the New York
      Stock Exchange and Pacific Stock Exchange.

         (xxii) This Agreement has been duly authorized, executed and delivered by the Company.

        (xxiii) Except as disclosed in the Registration Statement and the Prospectus, the Company and its Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Registration Statement and the Prospectus, the Company and its Subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them, except where the failure to so hold, own or lease such property would not have, individually or in the aggregate, a Material Adverse Effect.

         (xxiv) No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent except for those that would not, singly or in the aggregate, have a Material Adverse Effect.

          (xxv) The Company and its Subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely



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      to the Company or any of its Subsidiaries, would, singly
      or in the aggregate, have a Material Adverse Effect.

         (xxvi) Except as disclosed in the Prospectus, neither the Company nor any of its Subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would, singly or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim the adverse determination of which would have a Material Adverse Effect.

        (xxvii) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its Subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its Subsidiaries, would, singly or in the aggregate, have a Material Adverse Effect or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

       (xxviii) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated Subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis except as disclosed in the notes thereto.

         (xxix) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of
      Section 517.075, Florida Statutes and the Company agrees



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      to comply with such Section if prior to the completion of
      the distribution of the Offered Securities it commences doing such business.

            (b) Each Selling Shareholder severally represents and warrants to, and agrees with, the several Underwriters that:

            (i) None of the sale of Firm Securities by such Selling Shareholder hereunder, the execution and delivery of this Agreement, the Power of Attorney or the Custody Agreement (each as defined below) by such Selling Shareholder, or the consummation of any other of the transactions herein contemplated, or the fulfillment of the terms hereof, will conflict with, result in a breach of or constitute a default under the terms of any indenture or other agreement or instrument to which such Selling Shareholder is a party or bound or any order, regulation, consent or memorandum of understanding applicable to such Selling Shareholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Shareholder or, if such Selling Shareholder is other than a natural person, the organizational documents of such Selling Shareholder.

           (ii) Such Selling Shareholder has, as of the date hereof, good and marketable title to the Warrants which are exercisable for the Firm Securities to be sold by such Selling Shareholder hereunder, and will have, at the Closing Date (as hereinafter defined), good and marketable title to such Firm Securities, in each such case, free and clear of any pledge, lien, security interest, encumbrance, claim or equity other than pursuant to this Agreement and the Custody Agreement; such Selling Shareholder has full right, power and authority to exercise the Warrants for the Firm Securities to be sold by such Selling Shareholder hereunder and upon the exercise of such Warrants to sell, transfer and deliver such Firm Securities to the Underwriters hereunder; and upon delivery of the Firm Securities to be sold by such Selling Shareholder hereunder and payment of the purchase price therefor as contemplated herein, each of the Underwriters will receive good and marketable title to its ratable share of the Firm Securities purchased by it from such Selling Shareholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equity.

          (iii) Such Selling Shareholder has duly executed and delivered a Power of Attorney in the form of Exhibit A



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      hereto (the "Power of Attorney") appointing Ian M.
      Cumming, Joseph S. Steinberg and Joseph A. Orlando or each of them as Attorneys-in-Fact (each, an "Attorney-in-Fact"), and a Custody Agreement in the form of Exhibit B hereto with Weil, Gotshal & Manges (the "Custody Agreement"), as custodian (the "Custodian"); the Attorneys-in-Fact, or any of them, are authorized to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price for such Selling Shareholder's Firm Securities to be paid by the Underwriters to such Selling Shareholder as provided in Section 3 hereof, to exercise the Warrants which are exercisable for such Firm Securities, to authorize the delivery of such Firm Securities to the Underwriters hereunder, to accept payment therefor and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement.

           (iv) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution and delivery by or on behalf of such Selling Shareholder of this Agreement, the Power of Attorney or the Custody Agreement, the exercise of the Warrants for the Firm Securities to be sold by such Selling Shareholder hereunder, the sale and delivery by such Selling Shareholder of such Firm Securities hereunder, or the consummation of the other transactions contemplated hereby, except such as have been obtained under the Act and such as may be required under the blue sky or insurance laws of any jurisdiction in connection with the purchase and distribution of such Firm Securities by the Underwriters and such other approvals as have been obtained; and each such Selling Shareholder has the full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement, to exercise the Warrants which are exercisable for the Firm Securities to be sold by such Selling Shareholder hereunder and upon the exercise of such Warrants to sell, transfer and deliver such Firm Securities to the Underwriters hereunder.

            (v) Such Selling Shareholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities.





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           (vi)  Warrants in negotiable form, representing
      Warrants exercisable for Firm Securities to be sold by such Selling Shareholder hereunder, have been placed in custody with the Custodian.

          (vii)  If the Effective Time of the Initial
      Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) neither any Registration Statement or the Prospectus includes, or will include, any untrue statement of a material fact or omits or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will not include any untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences apply only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based on written information furnished to the Company by such Selling Shareholder specifically for use therein.

            (c) Each of Ian M. Cumming and Joseph S. Steinberg, jointly and severally, represents and warrants to the several Underwriters that to his best knowledge the representations and warranties of the Company in Section 2(a) are true and correct in all material respects.

            3.    Purchase, Sale and Delivery of Offered
Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, each Selling Shareholder agrees, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from each Selling Shareholder, at a purchase price of $ per share, that number of Firm Securities (rounded up or down, as determined by CS First Boston Corporation ("CS First Boston") in its discretion, in order to avoid fractions) obtained by multiplying the number of Firm Securities set forth opposite the name of such Selling Shareholder in Schedule A hereto in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

            Each Selling Shareholder specifically agrees that the right to exercise the Warrants of such Selling Shareholder which are held in custody for such Selling Shareholder under the Custody Agreement is subject to the interests of the Underwriters hereunder, and that the arrangement made by such Selling Shareholder for the exercise of such Warrants pursuant to the Custody Agreement and the appointment by such Selling Shareholder of the Attorneys-in-Fact are to that extent irrevocable. Each Selling Shareholder specifically agrees that its obligations hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event. If any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Offered Securities hereunder, then the Warrants shall be exercised for the Offered Securities to be delivered hereunder and certificates representing such Offered Securities shall be delivered by or on behalf of the Selling Shareholders in accordance with the terms and conditions of this Agreement and of the Custody Agreement, and any and all actions taken by the Attorneys-in-Fact pursuant to the Custody Agreement shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

            The Custodian will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price by certified or official bank check or checks in New York Clearing House (next day) funds drawn to the order of each Selling Shareholder (or, with respect to any Selling Shareholder, to the extent requested by



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

such Selling Shareholder, drawn to the order of the Company) at the offices of Cahill Gordon & Reindel, 80 Pine Street, New
York, New York 10005, at       A.M., New York time, on
September __, 1995, or at such other time not later than seven full business days thereafter as CS First Boston and the Selling Shareholders determine, such time being herein referred to as the "First Closing Date". The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CS First Boston requests and will be made available for checking and packaging at the office of CS First Boston at least 24 hours prior to the First Closing Date.

            In addition, upon written notice from CS First Boston given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Common Share to be paid for the Firm Securities. Such Optional Securities shall be purchased from the Company for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CS First Boston to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm
Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CS First Boston to the Company.

            Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CS First Boston but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters against payment of the purchase price therefor by certified or official bank check or checks in New York Clearing House (next day) funds drawn to the order of the Company at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CS First Boston requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the office of CS First Boston at a reasonable time in advance of such Optional Closing Date.

            4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered
Securities for sale to the public as set forth in the Prospectus.

            5. Certain Agreements of the Company and the Selling Shareholders. The Company agrees with the several
Underwriters and the Selling Shareholders that:

            (a)   If the Effective Time of the Initial
      Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CS First Boston, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

      The Company will advise CS First Boston promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CS First Boston.

            (b) The Company will advise CS First Boston promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the
      Prospectus and will not effect such amendment or supplementation without CS First Boston's consent; and the



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
      Company will also advise CS First Boston promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

            (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CS First Boston of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CS First Boston's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

            (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

            (e) The Company will furnish to the Representatives copies of each Registration Statement (three of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as delivery of a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CS First Boston requests. The Prospectus shall be so furnished on or prior to 10:00
      A.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

            (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CS First Boston designates and will continue such qualifications in effect so long as required for the distribution; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to taxation or general service of process in any jurisdiction where it is not now so subject.

            (g) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to shareholders, and (ii) from time to time, such other information concerning the Company as CS First Boston may reasonably request.

            (h) For a period of 90 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional Common Shares or securities convertible into or exchangeable or exercisable for any Common Shares without the prior written consent of CS First Boston, except issuances of Common Shares pursuant to the exercise of warrants or options, in each case outstanding on the date hereof, and grants of stock options, restricted stock or other stock-based awards to directors, officers or employees of the Company or its subsidiaries.



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
            The Company agrees with the several Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement, and will reimburse the Underwriters (if and to the extent incurred by them) for any filing fees and other expenses (including fees and disbursements of counsel) incurred by them in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CS First Boston designates and the printing of memoranda relating thereto, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, for any transfer taxes on the sale by the Selling Shareholders of the Offered Securities to the Underwriters and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters; provided that as between the Company and the Selling Shareholders their relative obligations to pay shall be in such manner as the Company and the Selling Shareholders have agreed or shall agree.

            Each Selling Shareholder agrees to deliver to CS First Boston, attention: Transactions Advisory Group on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

            Each Selling Shareholder agrees, for a period of 90 days after the date of the initial public offering of the Offered Securities, not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any additional Common Shares or securities convertible into or exchangeable or exercisable for any Common Shares without the prior written consent of CS First Boston, except in connection with pledges.

            6.    Conditions of the Obligations of the
Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy in all material respects of the representations and warranties on the part of the Company and the Selling Shareholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their obligations hereunder and to the following additional conditions precedent:





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
            (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Coopers & Lybrand L.L.P. confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                (i) in their opinion the financial statements and schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

               (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

              (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                        (A)  the unaudited financial statements
                  included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                        (B)  at the date of the latest available
                  balance sheet read by such accountants, and at a



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
                  subsequent specified date not more than five days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or there was any decrease in consolidated net current assets or net assets of the Company and its consolidated subsidiaries, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                        (C)  for the period from the closing date
                  of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants and a subsequent specified date not more than five days prior to the date of this Agreement there were any decreases, as compared with the corresponding period of the previous year, in consolidated net sales or net operating income in the total or per share amounts of consolidated income before extraordinary items or net income;

      except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

           (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time,



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

(ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and
(iii) "Prospectus" shall mean the prospectus included in the Registration Statements. All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

            (b)   If the Effective Time of the Initial
Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CS First Boston. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CS First Boston. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Shareholder, the Company or the Representatives, shall be contemplated by the Commission.

            (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event [involving a prospective change], in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public



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

announcement that any such organization has under surveillance or review its rating of any debt securities of the Company [(other than an announcement with positive implications of a possible upgrading and no implication of a possible downgrading of such rating)]; (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or
(v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

            (d) The Underwriters shall have received an opinion, dated such Closing Date, of Weil, Gotshal & Manges, counsel for the Company and the Selling Shareholders, to the effect that:

            (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York, with all requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus, and, to such counsel's knowledge, is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification except where the failure of the Company to be so qualified would not, singly or in the aggregate, have a materially adverse effect on the condition (financial or otherwise), earnings or business of the Company and the Subsidiaries (as defined below), considered as a whole (solely for purposes of this Section 6(d), a "Material Adverse Effect");

           (ii) Each of Leucadia, Inc. and LNC Investments, Inc. and any other corporation of which the Company owns more than 50% of the outstanding capital stock, directly or indirectly, and which contributed 10% or more of the Company's consolidated revenues for the year ended
      December 31, 1994 or which represented 10% or more of the Company's consolidated total assets at December 31, 1994, which information may be based upon a certificate of an officer of the Company (collectively, solely for purposes of this Section 6(d), the "Subsidiaries") (other than



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      Charter National Life Insurance Company ("Charter"),
      Empire Insurance Company ("Empire") and Colonial Penn Group, Inc. ("CPG") and its subsidiaries (collectively, the "Insurance Subsidiaries") and other than Phlcorp, Inc. ("Phlcorp")) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is organized, with all requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus, and, to the best knowledge of such counsel, is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities requires such qualification, except where the failure of such Subsidiary to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect;

          (iii) To the knowledge of such counsel, all the outstanding shares of capital stock of each Subsidiary (other than the Insurance Subsidiaries and Phlcorp) have been duly authorized and validly issued and are fully paid and non-assessable, and, except as otherwise set forth in each Registration Statement and the Prospectus, to such counsel's knowledge, all outstanding shares of capital stock of such Subsidiaries (other than the Insurance Subsidiaries and Phlcorp) are owned by the Company, either directly or through wholly-owned Subsidiaries, free and clear of any security interests, claims, liens or encumbrances;

           (iv) Such counsel does not know of any pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries required to be disclosed in a Registration Statement or the Prospectus, which is not adequately disclosed therein, or any franchise, contract or other document that is material to the Company and its Subsidiaries, considered as a whole, and required to be described in each Registration Statement or the Prospectus, or to be filed as an exhibit, which is not described or filed as required;

            (v) (a) The Initial Registration Statement was declared effective under the Act [as of the date] specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as [of the date] specified in such opinion;
      (b) any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by



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      Rule 424(b); and (c) to the knowledge of such counsel, no
      stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or threatened under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements (including the notes thereto) and schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations;

           (vi) The Company meets the requirements for the use of Form S-3 under the Act;

          (vii) (a) Each Registration Statement and the Prospectus (other than the financial statements (including the notes thereto) and schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder; and (b) the Incorporated Documents (other than the financial statements (including the notes thereto) and schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need express no opinion), when filed, or as amended or supplemented, complied as to form in all material respects with the requirements of the Exchange Act;

         (viii) This Agreement has been duly authorized, executed and delivered by the Company and duly executed and delivered by or on behalf of each Selling Shareholder;

           (ix) No consent, approval, authorization or order of any New York, Delaware corporate or federal governmental agency or body or, to the knowledge of such counsel, any court, is required for the consummation of the transactions contemplated hereby, except such as have been obtained under the Act and such as may be required under the blue sky or insurance laws of any jurisdiction in connection with the purchase and distribution of the Offered Securities by the Underwriters (as to which such counsel need express no opinion);

            (x)  Neither the issuance and sale of the Offered
      Securities, nor the consummation of any other of the



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      transactions herein contemplated, nor the fulfillment of
      the terms hereof, will conflict with, result in a breach of, or constitute a default under, the terms of any indenture or other agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is bound or any order, regulation, consent or memorandum of understanding of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of the Subsidiaries of which such counsel is aware and known by such counsel to be applicable to the Company or any of the Subsidiaries (where such conflict, breach or default would, singly or in the aggregate, have a Material Adverse Effect) or the charter or by-laws of the Company;

           (xi) The Common Shares (including the Offered Securities, when issued) conform (or will conform) in all material respects to the description thereof contained in each Registration Statement and the Prospectus; and the Firm Securities have been duly authorized for issuance upon exercise of the Warrants and, when issued and delivered to the Selling Shareholders by the Company upon exercise of the Warrants against payment of the exercise price therefor set forth in the Warrants, will be validly issued and fully paid and non-assessable, except as provided pursuant to Section 630 of the New York Business Corporation Law (the "NYBCL"), and, to such counsel's knowledge, will not have been issued in violation of any preemptive rights or other rights to subscribe for or purchase securities;

          (xii) The Optional Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable, except as provided pursuant to Section 630 of the NYBCL, and, to such counsel's knowledge, will not have been issued in violation of any preemptive rights or other rights to subscribe for or purchase securities;

         (xiii) Each of the Warrants has been duly and validly authorized by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of



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      equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding in equity or at law);

          (xiv) The Company has authorized and reserved sufficient capital stock free of preemptive or other rights to subscribe for or purchase securities for the purpose of enabling the Company to satisfy its outstanding obligation to issue the Firm Securities upon exercise of the Warrants;

           (xv) The Company's outstanding Common Shares (other than the Offered Securities) have been duly authorized and validly issued and are fully paid and non-assessable; and the shareholders of the Company have no preemptive rights with respect to such Common Shares;

          (xvi)  The form of certificate for the Offered
      Securities conforms to the requirements of the New York
      Business Corporation Law;

         (xvii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus;

        (xviii) The Company is not (a) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (b) a bank holding company under the Bank
      Holding Company Act of 1970, as amended;

          (xix) Other than the Warrants, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement;

           (xx) None of the sale of the Firm Securities by any Selling Shareholder hereunder, the execution and delivery of this Agreement, the Power of Attorney or the Custody Agreement by any such Selling Shareholder, or the consummation of any other of the transactions herein contemplated, or the fulfillment of the terms hereof, will conflict with, result in a breach of or constitute a default under the terms of any indenture or other agreement or instrument known to such counsel to which such Selling Shareholder is a party or bound or any order, regulation, consent or memorandum of understanding of any



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      court, regulatory body, administrative agency,
      governmental body or arbitrator having jurisdiction over such Selling Shareholder of which such counsel is aware and known by such counsel to be applicable to such Selling Shareholder or, if such Selling Shareholder is other than a natural person, the organizational documents of such Selling Shareholder;

          (xxi) [Each Selling Shareholder has good and marketable title to the Warrants pursuant to which the Firm Securities are to be acquired by such Selling Shareholder, in each such case, free and clear of any pledge, lien, security interest, encumbrance, claim or equity other than pursuant to this Agreement and the Custody Agreement;] such Selling Shareholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement, to exercise the Warrants for the Firm Securities to be sold by such Selling Shareholder hereunder and upon the exercise of such Warrants to sell, transfer and deliver such Firm Securities to the Underwriters hereunder; and upon delivery of the Firm Securities to be sold by such Selling Shareholder hereunder and payment of the purchase price therefor as herein contemplated, each of the Underwriters will receive good and marketable title to its ratable share of the Firm Securities purchased by it from such Selling Shareholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equity, assuming the Underwriters acquire the Firm Securities without notice of any adverse claim as such term is used in Section 8-302 of the Uniform Commercial Code in effect in the State of New York (it being understood and agreed that Pinnacle Consultants, Ltd. v. Leucadia National Corporation, et al. (C.A. No. 94 Civ. 3496) and the allegations referred to and relief requested therein shall not be deemed to be such an adverse claim);

         (xxii) Each Selling Shareholder has duly executed and delivered the Power of Attorney with Ian M. Cumming, Joseph S. Steinberg and Joseph A. Orlando or each of them, as Attorneys-in-Fact, and the Custody Agreement with Weil, Gotshal & Manges, as Custodian; the Attorneys-in-Fact, or any one of them, are authorized to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price for such Selling Shareholder's Firm Securities to be paid by the Underwriters to such Selling Shareholder, as provided herein to exercise the Warrants which are exercisable for such Firm Securities, to authorize the delivery of such Firm Securities to the Underwriters hereunder, to accept



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      payment therefor, and otherwise to act on behalf of such
      Selling Shareholder in connection with this Agreement; and

        (xxiii) No consent, approval, authorization or order of any New York, Delaware corporate or federal governmental agency or body or, to the knowledge of such counsel, any court, is required for the execution and delivery by or on behalf of each Selling Shareholder of this Agreement, the Power of Attorney or the Custody Agreement, the exercise of the Warrants for the Firm Securities to be sold by such Selling Shareholder hereunder, the sale and delivery by such Selling Shareholder of such Firm Securities hereunder, or the consummation of the other transactions contemplated hereby, except such as have been obtained under the Act and such as may be required under the blue sky or insurance laws of any jurisdiction in connection with the purchase and distribution of such Firm Securities by the Underwriters (as to which such counsel need express no opinion).

            In addition, such counsel shall also state that such counsel have participated in conferences with the Representatives, officers and other representatives of the Company and its subsidiaries and representatives of the independent certified public accountants of the Company at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel have not independently verified and are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as set forth in the first clause of clause (xi) of this Section 6(d)), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus at its date of issuance, or at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; provided that such counsel need not express any view with respect to the financial statements (including the notes thereto), supporting schedules or any other financial and statistical data set forth or referred to




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or incorporated by reference in the Registration Statement or the Prospectus.

            In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than New York, Delaware corporate or the federal laws of the United States, to the extent they deem proper and specify in such opinion, upon the opinions of other counsel and (B) as to matters of fact, to the extent they deem proper, on representations or certificates of the Selling Shareholders or responsible officers of the Company and certificates of public officials. References to the Prospectus in this Section 6(d) include any supplements thereto at or prior to the Closing Date.

            (e) The General Counsel or Compliance Officer, as the case may be, of each of Charter, Empire and CPG and its subsidiaries shall have furnished to the Underwriters their opinions or certificates, as the case may be, dated the Closing Date, to the effect that:

            (i) The applicable Insurance Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with all requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities requires such qualification, except where the failure of such Insurance Subsidiary to be so qualified would not, singly or in the aggregate, have a materially adverse effect on the condition (financial or otherwise), earnings or business of such Insurance Subsidiary (solely for purposes of this Section 6(e), a "Material Adverse Effect");

           (ii) To the knowledge of such counsel or officer, as the case may be, all the outstanding shares of capital stock of such Insurance Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable, and, except as otherwise set forth in each Registration Statement and the Prospectus, all outstanding shares of capital stock of such Insurance Subsidiary are owned by the Company, either directly or through wholly-owned Subsidiaries, free and clear of any security interests, claims, liens or encumbrances;

          (iii) To the knowledge of such counsel or officer, as the case may be, each of the applicable Insurance



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      Subsidiaries has all necessary federal, state or local
      governmental licenses, authorizations, consents, approvals and have made all necessary filings required under any federal, state or local law, regulation or rule in order to conduct its respective business, except where the failure to be so licensed, have such authorizations, consents or approvals or to have made such filings would not, singly or in the aggregate, have a Material Adverse Effect; and to the knowledge of such counsel or officer, as the case may be, such Insurance Subsidiary is not in violation of, or in default under, any such license, authorization, consent or approval or any federal, state or local law, regulation or rule or any decree, order or judgment applicable to such Insurance Subsidiary, except where such violation or default would not, singly or in the aggregate, have a Material Adverse Effect; and

           (iv) Each applicable Insurance Subsidiary which is an insurer or an insurance holding company is duly licensed or admitted as an insurer or an insurance holding company in each jurisdiction where it is required to be so licensed to conduct its respective businesses as described in the Prospectus, and each has all other necessary authorizations, approvals, orders, certificates and permits of and from all insurance authorities, commissions or other insurance or other applicable regulatory authorities to conduct their respective businesses as described in the Prospectus, except where the failure to be so licensed or admitted or to have such authorizations, approvals, orders, certificates and permits would not, singly or in the aggregate, have a Material Adverse
      Effect.

            (f)   The Company shall have furnished to the
Underwriters the opinion of Dilworth, Paxson, Kalish &
Kauffman, counsel for Phlcorp, dated the Closing Date, to the effect that:

            (i) Phlcorp has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with all requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities requires such qualification, except where the failure of Phlcorp to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect; and




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           (ii)  To the knowledge of such counsel, all the
      outstanding shares of capital stock of Phlcorp have been duly authorized and validly issued and are fully paid and non-assessable, and, except as otherwise set forth in each Registration Statement and the Prospectus, all outstanding shares of capital stock of Phlcorp are owned by the Company, free and clear of any security interests, claims, liens or encumbrances.

            (g) The Representatives shall have received from Cahill Gordon & Reindel, counsel for the Underwriters, the favorable opinion with respect to the matters set forth in clauses (v) (as to the effectiveness of the Registration Statements only), (vii) (clause (a) only), (viii) (only as to the Company) and (xi) (first clause only) of Section 6(d).

            In addition, such counsel shall also state that such counsel have participated in conferences with the Representa-tives, officers and other representatives of the Company and its subsidiaries, counsel for the Company and the Selling Shareholders and representatives of the independent public accountants for the Company at which the contents of the Registration Statements and the Prospectus and related matters were discussed and, although such counsel are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as set forth in the first clause of clause (xi) of Section 6(d)), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel which lead such counsel to believe that any Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus at its date of its issuance, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that such counsel need express no comment with respect to the financial statements (including the notes thereto), supporting schedules or any other financial or statistical data set forth or referred to or incorporated by reference in any Registration Statement or the Prospectus.

            (h) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice-President and a principal financial or accounting officer



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of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that:
the representations and warranties of the Company in this Agreement are true and correct in all material respects; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the dates of the most recent financial statements in the Prospectus, there has been no Material Adverse Change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

            (i) The Representatives shall have received a certificate, dated such Closing Date, of Ian M. Cumming, Joseph
S. Steinberg or Joseph A. Orlando, as Attorney-in-Fact for each of the Selling Shareholders in which such person, to the best of his knowledge after reasonable investigation, shall state that the representations and warranties of each Selling Shareholder in this Agreement are true and correct in all material respects and that each Selling Shareholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

            (j) The Representatives shall have received a letter, dated such Closing Date, of Coopers & Lybrand L.L.P. which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than five days prior to such Closing Date for the purposes of this subsection.

The Selling Shareholders and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CS First Boston may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.



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            7.    Indemnification and Contribution.  (a)  The
Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided, further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter that sold the Offered Securities concerned to the person asserting any such losses, claims, damages or liabilities, to the extent that such sale was an initial resale by such Underwriter and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus (exclusive of any documents incorporated by reference therein) if the Company had previously furnished copies thereof to such Underwriter.

            (b)   Ian M. Cumming and Joseph S. Steinberg
(collectively, the "Indemnifying Selling Shareholders"), jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue



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statement of any material fact contained in any Registration
Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Indemnifying Selling Shareholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided, further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus the indemnity agreement contained in this subsection (b) shall not inure to the benefit of any Underwriter that sold the Firm Securities concerned to the person asserting any such losses, claims, damages or liabilities, to the extent that such sale was an initial resale by such Underwriter and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Firm Securities to such person, a copy of the Prospectus (exclusive of any documents incorporated by reference therein) if the Company had previously furnished copies thereof to such Underwriter.

            (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or



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omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, the legend concerning over-allotments and stabilizing on the inside front cover page and the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting."

            (d) The Selling Shareholders will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that each Selling Shareholder will only be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder specifically for use therein; and provided, further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus the indemnity agreement contained in this subsection
(d) shall not inure to the benefit of any Underwriter that sold the Firm Securities concerned to the person asserting any such losses, claims, damages or liabilities, to the extent that such sale was an initial resale by such Underwriter and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such



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Firm Securities to such person, a copy of the Prospectus
(exclusive of any documents incorporated by reference therein) if the Company had previously furnished copies thereof to such Underwriter.

            (e) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a),
(b), (c) or (d) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b), (c) or (d) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

            (f)   If the indemnification provided for in this
Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b), (c) or (d) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b), (c) or (d) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits



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referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (f). Notwithstanding the provisions of this subsection (f), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (f) to contribute are several in proportion to their respective underwriting obligations and not joint.

            (g) The obligations of the Company and the Selling Shareholders under this Section shall be in addition to any liability which the Company and the Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.
The liability of any Selling Shareholder for indemnification under this Section 7 shall not exceed an amount equal to the total net proceeds (before deducting expenses) received by such Selling Shareholder from the sale of the Firm Securities by such Selling Shareholder hereunder

            8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional
Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CS First Boston may make arrangements satisfactory to the Company and the Selling Shareholders for the purchase of such Offered
Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting
Underwriters agreed but failed to purchase on such Closing
Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CS First Boston, the Company and the Selling Shareholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

            9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Shareholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Shareholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Shareholders shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5 and the respective obligations of the Company, the Selling Shareholders, and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

            10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o CS First Boston Corporation, Park Avenue Plaza, New York, N.Y. 10055, Attention: Investment Banking Department-Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 315 Park Avenue South, New York, New York 10010, Attention:
Secretary of the Company, with a copy to Weil, Gotshal &
Manges, 767 Fifth Avenue, New York, New York 10153, Attention:
Stephen E. Jacobs, Esq., or, if sent to the Selling
Shareholders or any of them, will be mailed, delivered or telegraphed and confirmed to Ian M. Cumming, Leucadia National Corporation, 529 East South Temple, Salt Lake City, Utah 84102 and Joseph S. Steinberg, Leucadia National Corporation,
315 Park Avenue South, New York, New York 10010, with a copy to Weil, Gotshal & Manges, 767 Fifth Avenue, New York, New York 10153, Attention: Stephen E. Jacobs, Esq.; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

            11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in
Section 7, and no other person will have any right or obligation hereunder.

            12. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives, jointly or by CS First Boston will be binding upon all the Underwriters. Ian M. Cumming, Joseph S. Steinberg and Joseph A. Orlando or any of them will act for the Selling Shareholders in connection with such transactions, and any action under or in respect of this Agreement taken by Ian M. Cumming, Joseph S. Steinberg and Joseph A. Orlando or any of them will be binding upon all the Selling Shareholders.

            13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

            14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

            The parties hereto hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transaction contemplated hereby.

            If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Shareholders, the Company and the several Underwriters in accordance with its terms.

                                    Very truly yours,

                                    SELLING SHAREHOLDERS LISTED ON
                                    SCHEDULE A HERETO



                                    By:___________________________
                                                           , as
                                        Attorney-in-Fact


                                    LEUCADIA NATIONAL CORPORATION



                                    By:____________________________
                                                          [Insert title]


The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

      CS FIRST BOSTON CORPORATION
      JEFFERIES & COMPANY, INC.

      Acting on behalf of themselves and as the Representatives of the several Underwriters.


      By:  CS FIRST BOSTON CORPORATION

            By: ______________________________
                                    [Insert title]

                                SCHEDULE A



                                                  Number of Initial
      Name                                        Securities To Be Sold
Ian M. Cumming..................................            690,000

Annette P. Cumming..............................             50,000
Trustee, under Agreement
dated January 3, 1979 for
John Darnaby Cumming Age
21 Trust

Annette P. Cumming..............................             50,000
Trustee, under Agreement
dated January 3, 1979 for
David Edward Cumming Age
21 Trust

John D. Cumming.................................              2,000

Jennifer Cumming Ruff...........................              4,000

Margaret Cumming................................              4,000

Joseph S. Steinberg.............................            794,000

                                                          _________
              Total.............................          1,594,000

                                SCHEDULE B


                                                     Number of
                                                  Firm Securities
      Underwriter                                 To Be Purchased
CS First Boston Corporation ....................
Jefferies & Company, Inc. ......................






                                                       _________
                              Total ............       1,594,000

                                                      EXHIBIT A


                 LEUCADIA NATIONAL CORPORATION

               Public Offering of Common Shares

     Irrevocable Power of Attorney of Selling Shareholder



Leucadia National Corporation
315 Park Avenue South
New York, New York  10010

          The undersigned (the "Selling Shareholder") understands that pursuant to a certain Underwriting Agreement (the "Underwriting Agreement") to be entered into among Leucadia National Corporation (the "Company"), CS First Boston Corporation ("First Boston"), Jefferies & Company, Inc. ("Jefferies") and each of the other underwriters named in Schedule B thereto (the "Underwriters") for whom First Boston and Jefferies are acting as representatives (in such capacity, First Boston and Jefferies shall hereinafter be referred to as the "Representatives") and the selling shareholders (including the Selling Shareholder) named in Schedule A thereto (the "Selling Shareholders"), the Selling Shareholders will sell common shares, par value $1.00 per share (the "Common Shares"), of the Company to the Underwriters who propose to offer such Common Shares to the public. The Common Shares to be sold by the Selling Shareholder are issuable upon the exercise of Warrants to Purchase Common Shares (the "Warrants"). Each Warrant entitles the holder thereof to purchase one Common Share at an exercise price of $20.1875 per share. The undersigned also understands that, in connection with such offer and sale, the Company has filed a Registration Statement ("Registration Statement") with the Securities and Exchange Commission ("Commission") to register the Common Shares to be offered under the Securities Act of 1933, as amended.

          Concurrently with the execution and delivery of this Power of Attorney, the undersigned is also executing and delivering a Custody Agreement (the "Custody Agreement") pursuant to which Warrants exercisable for at least the number of Common Shares to be sold by the undersigned pursuant to the Underwriting Agreement are being deposited with Weil, Gotshal & Manges, as custodian ("Custodian").

          1.   In connection with the foregoing, the
undersigned hereby irrevocably constitutes and appoints Ian M.

Cumming, Joseph S. Steinberg and Joseph A. Orlando, or each of them, as attorneys-in-fact (individually, an "Attorney" and collectively, the "Attorneys") of the undersigned, each with full power and authority to act together or alone, including full power of substitution, in the name of and for and on behalf of the undersigned with respect to all matters arising in connection with the exercise of the Warrants for the Common Shares to be sold by the undersigned pursuant to the Underwriting Agreement and the sale of such Common Shares by the undersigned thereunder, including, but not limited to, the power and authority to take any and all of the following actions:

            (a) to exercise the Warrants for the number of Common Shares to be sold to the Underwriters specified below and to sell, assign and transfer such Common Shares to the Underwriters pursuant to the Underwriting Agreement at a purchase price per share to be paid by the Underwriters, as determined by negotiation among the Company, the Attorneys (or Ian M. Cumming or Joseph S. Steinberg, as Attorneys) and the Representatives;

            (b) for the purpose of effecting such sale, to make, execute, deliver and perform the undersigned's obligations under the Underwriting Agreement substantially in the form of the agreement filed as an exhibit to the Registration Statement, receipt of a copy of which is hereby acknowledged, and containing such additions to or changes in the terms, provisions and conditions thereof, as the Attorneys, or any one of them, in their or his sole discretion, shall determine, including the purchase price per share to be paid by the Underwriters and including any additions to or changes in the terms, provisions and conditions thereof relating to the public offering of such Common Shares by the Underwriters;

            (c) to give such orders and instructions to the Underwriters, the Custodian, any warrant agent with respect to the Warrants and the transfer agent for the Common Shares as the Attorneys, or any one of them, in their or his sole discretion, shall determine, with respect to (i) the exercise of the Warrants for the Common Shares to be sold by the undersigned pursuant to the Underwriting Agreement, (ii) the transfer on the books of the Company of such Common Shares in order to effect such sale including giving the name in which new certificates for such Common Shares are to be issued and the denominations thereof, (iii) the delivery to or for the account of the Underwriters of certificates for such Common Shares against receipt by the Attorneys or any one of them of the purchase price to be paid therefor, (iv) the payment to the Company out of the proceeds of such sale of the exercise price of the Warrants, (v) the payment by the Attorneys or any one of them out of the proceeds of such sale of that portion of all expenses of the registration, offer, sale and delivery of such Common Shares that is to be borne by the undersigned in connection with such offer, sale and delivery and (vi) the remittance to the undersigned of new certificates representing that number of Common Shares, if any, that is in excess of the number of Common Shares sold by the undersigned pursuant to the Underwriting Agreement or Warrants exercisable for such Common Shares, if any;

            (d)   to receive payment for such Selling
      Shareholder's Common Shares to be sold to the Underwriters (such payment to be made by the Representatives in the form of a certified or official bank check or checks payable in New York Clearing House (next day) funds to the order of the Selling Shareholder and, to the extent requested, to the order of the Company, in an aggregate amount equal to the purchase price of such Common Shares), upon delivery of the appropriate number of Common Shares, all in accordance with the terms and conditions of the Underwriting Agreement, this Agreement and the Custody Agreement and to request payment from the Representatives of a portion of the purchase price of such Common Shares to the order of the Company;

            (e)   upon receipt of such payment from the
      Representatives, to promptly forward to the Selling Shareholder such certified or official bank check or checks for the purchase price for the Common Shares to be sold by such Selling Shareholder, as set forth in the Underwriting Agreement and, to deliver to the Company against receipt therefor, as payment of the exercise price for the Warrants exercisable for such Common Shares, any such certified or official bank check or checks which are payable to the order of the Company;

            (f) to retain legal counsel in connection with any and all matters referred to herein (which counsel may, but need not, be counsel for the Company and the other Selling
      Shareholders);

            (g) to execute and deliver any amendment to the Custody Agreement; provided, however, that no such amendment shall increase the number of Common Shares to be sold by the undersigned above the number of Common Shares specified below to be sold to the Underwriters;

            (h) to endorse (in blank or otherwise) on behalf of the undersigned the certificate or certificates representing the Common Shares to be sold by the undersigned or, the certificates or certificates representing Warrants exercisable for such Common Shares, or the stock power or powers attached to any such certificate or certificates or Warrants;

            (i) to make, acknowledge, verify and file on behalf of the undersigned applications, consents to service of process and such other documents, undertakings or reports as may be required by law or may be advisable to implement the sale of the Common Shares pursuant to the Underwriting Agreement with state commissioners or officers administering state securities or insurance laws; and

            (j) to make, exchange, acknowledge and deliver all such other contracts, powers of attorney, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including communications to the Commission, and amendments to the Underwriting Agreement, and in general to do all things and to take all actions, that the Attorneys, or any one of them, in their or his sole discretion, may consider necessary or proper in connection with or to carry out the aforesaid sale of Common Shares pursuant to the Underwriting Agreement and the public offering thereof, as fully as could the undersigned if personally present and acting.

            2. This Power of Attorney and all authority conferred hereby are granted and conferred subject to the interests of the Underwriters and in consideration of those interests, and for the purpose of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney; this Power of Attorney and all authority conferred hereby shall be irrevocable and shall not be terminated by the undersigned or by operation of law, whether by the death or incapacity of the undersigned, or by the occurrence of any other event. If any event described in the preceding sentence shall occur before the delivery of the Common Shares to be sold by the undersigned pursuant to the Underwriting Agreement, then the Warrants deposited with the Custodian shall be exercised for such Common Shares, certificates for such Common Shares shall be delivered by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and the Custody Agreement, all other actions required to be taken under the Underwriting Agreement and the Custody Agreement shall be taken, and any action taken by the Attorneys, or any one of them, pursuant to this Power of Attorney, shall be as valid as if such event had not occurred, whether or not the Custodian or the Attorneys or any one of them shall have received notice of such event.

            Notwithstanding the foregoing, if the Underwriting Agreement shall not be entered into and the transactions contemplated thereby consummated prior to the forty-fifth day after the date of this Power of Attorney, then from and after such date, this Power of Attorney shall be terminated; subject, however, to all lawful action done or performed by the Attorneys, or any one of them, pursuant to this Power of Attorney prior to such date.

            3. The undersigned ratifies all that the Attorneys, or any one of them, have done or shall do pursuant to paragraphs 1 and 2 of this Power of Attorney.

            4. The Attorneys shall be entitled to act and rely upon any statement, request, notice or instructions respecting this Power of Attorney given to the Attorneys by the undersigned; provided, however, that the Attorneys shall not be entitled to act on any statement or notice to the Attorneys with respect to the Closing Date under the Underwriting Agreement, or with respect to the termination of the Underwriting Agreement, or advising that the Underwriting Agreement has not been executed and delivered, unless such statement or notice shall have been confirmed in writing to the Attorneys by the Representatives.

            5. The undersigned hereby agrees to indemnify and hold harmless the Attorneys against any and all expenses, losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any action taken or omitted to be taken by said Attorney pursuant hereto, except if such expenses, losses, claims, damages or liabilities shall result from the gross negligence or wilful malfeasance of said Attorney. It is understood that the Attorneys (acting in that capacity alone) shall serve without compensation.

            6. In acting hereunder, the Attorneys may rely on the representations, warranties and agreements of the undersigned made in the Custody Agreement.

            7. This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New
York.

            8. Any delivery to the Selling Shareholder made pursuant to Section 1(e) shall be made by registered mail to the Selling Shareholder at the address shown on the Company's shareholder records, provided that the Selling Shareholder may, at the Selling Shareholder's own expense, if any, make such other suitable arrangements with the Attorney for the delivery of any such certified or official bank check or checks as shall be acceptable to the Attorney. Any delivery to the Company made pursuant to Section 1(e) shall be made by personal delivery to a duly authorized officer of the Company against receipt therefor.


Date:  ________________

Number of Common
Shares to be Sold                         Signature
to Underwriters:

         Common Shares




                                          By:___________________________


                                          (Note:  The signature must
                                          be guaranteed by a bank or
                                          trust company having an
                                          office or a correspondent in
                                          the City of New York or by a
                                          member firm of the New York
                                          or American Stock Exchange.)

                                                                  EXHIBIT B


                             CUSTODY AGREEMENT



            THIS AGREEMENT, dated as of September   , 1995, among
Leucadia National Corporation, a New York corporation (the
"Company"), the undersigned shareholder of the Company (the
"Selling Shareholder") and Weil, Gotshal & Manges, as custodian
(the "Custodian").


                           W I T N E S S E T H :

            WHEREAS, the Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (the "Registration Statement") in connection with the proposed offer and sale to the public of its Common Shares, $1.00 par value per share (the "Common Shares"), to be offered and sold by and on behalf of the Selling Shareholder and the other selling shareholders named in the Registration Statement (the "Public Offering");

            WHEREAS, the Common Shares to be offered and sold by such Selling Shareholder in the Public Offering are issuable upon the exercise of Warrants to Purchase Common Stock (the
"Warrants");

            WHEREAS, to induce CS First Boston Corporation and Jefferies & Company, Inc., the representatives (the "Representatives") of the several underwriters of the Public Offering (the "Underwriters"), to enter into the Underwriting Agreement referred to in Section 3 hereof and to assure the Underwriters that the Common Shares to be offered by the Selling Shareholder will be delivered to the Representatives at the closing of the Public Offering and to provide for the orderly processing of the Registration Statement and sale of such Common Shares, it is necessary and in the best interests of the Selling Shareholder, the other selling shareholders and the Company to enter into the following agreement;

            NOW, THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

            1. Appointment of Custodian. The Custodian is hereby appointed to act, to hold and to deliver to the Company for exercise the Selling Shareholder's Warrants which are exercisable for such Selling Shareholder's Common Shares to be offered and sold in the Public Offering and, upon such exercise, to hold and dispose of such Common Shares, all of the foregoing pursuant to the instructions of the Selling Shareholder or an attorney-in-fact for the Selling Shareholder (the "Attorney-in-Fact") appointed by the Selling Shareholder pursuant to a Power of Attorney executed by the Selling Shareholder and attached hereto as Appendix I, all in accordance with the terms and conditions of this Agreement.

            2. Deposit of Warrants. At the time of the execution of this Agreement the Selling Shareholder shall deposit with the Custodian (i) Warrants exercisable for at least the number of Common Shares set forth opposite such Selling Shareholder's name on Exhibit A hereto, such Warrants in negotiable and proper deliverable form with signatures guaranteed by a bank or trust company having an office or a correspondent in the City of New York or by a member firm of the New York or American Stock Exchange or accompanied by a duly executed stock power or powers, in blank, bearing the signature of the undersigned or the undersigned's Attorney-in-Fact so guaranteed and (ii) with respect to such Common Shares, a duly executed stock power or powers, in blank, bearing the signature of the undersigned or the undersigned's Attorney-in-Fact so guaranteed. The Warrants and the stock powers referred to in the preceding sentence shall be delivered to the Custodian at the address set forth in Section 9 hereof for deposit with the Custodian. Thereafter, upon the reasonable request of the Custodian, the Selling Shareholder agrees to furnish to any warrant agent, the transfer agent of the Company or the Company any other documentation which any of them may request in connection with the exercise of such Warrants for the Common Shares to be offered and sold by such Selling Shareholder in the Public Offering or to assure the sale and transfer of such Common Shares. Such Warrants which are to be deposited with the Custodian by the Selling Shareholder in accordance with the foregoing are hereinafter sometimes referred to as the "Deposit Warrants"; such Common Shares which are issuable upon exercise of such Deposit Warrants are hereinafter sometimes referred to as the "Deposit Shares"; and such Deposit Warrants and Deposit Shares are hereinafter collectively sometimes referred to as the "Deposit Securities."

            The Deposit Securities are subject to the interests hereunder of the Underwriters; provided, however, that until payment by the Underwriters of the purchase price for the Deposit Shares to be offered and sold by the Selling Shareholder in the Public Offering, the Selling Shareholder shall remain the owner of the Deposit Securities; the arrangements for the custody and delivery of the Deposit Securities made by the Selling Shareholder hereunder are not subject to termination by any act of the Selling Shareholder, or by operation of law, whether by the death or incapacity of such Selling Shareholder or the occurrence of any other event, except as provided in Section 4 hereof; and if any such death, incapacity or any other event shall occur before the delivery of the Deposit Shares to be offered and sold by the Selling Shareholder in the Public Offering, the Custodian is nevertheless fully authorized and directed to deliver to the Company for exercise such Deposit Warrants for such Deposit Shares and, upon such exercise, to deliver certificates for such Deposit Shares in accordance with the terms and conditions of this Agreement and the Underwriting Agreement (as defined below) as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity or other event.

            3. Underwriting Agreement. The Selling Shareholder acknowledges receipt of a draft of an underwriting agreement among the Company, the Selling Shareholder, the other selling shareholders and the Underwriters relating to the offering of Common Shares and the purchase thereof by the several Underwriters, a copy of which is attached hereto as Appendix II. The definitive underwriting agreement, to be in substantially the form of such draft (the "Underwriting Agreement"), will set forth the terms and conditions of the sale and purchase of said Common Shares and will provide for the rights and responsibilities, and the representations, warranties, covenants and indemnities of the Selling
Shareholder in connection therewith. It is understood that the Underwriting Agreement will be executed by one or more of the Representatives, by the Company and by either the Selling Shareholder or by an Attorney-in-Fact on behalf of the Selling Shareholder and that the price to be paid to the Selling Shareholder by the Underwriters for the Common Shares being offered will be included in the Underwriting Agreement. The Selling Shareholder hereby approves the draft of the Underwriting Agreement attached hereto as Appendix II, together with any and all such changes thereto as are approved by any Attorney-in-Fact.

            4. Custodian to Act on Direction of Attorneys-in-Fact. The Attorneys-in-Fact, and each of them, have been authorized pursuant to the Power of Attorney referred to in
Section 1 to execute and deliver the Underwriting Agreement on behalf of the Selling Shareholder, to exercise the Selling Shareholders' Deposit Warrants which are exercisable for the Deposit Shares to be offered and sold by the Selling
Shareholder in the Public Offering and to direct on the Closing

Date referred to in the Underwriting Agreement the release of such Deposit Shares to the Underwriters pursuant to the terms of the Underwriting Agreement. The Custodian is hereby authorized and directed to deliver such Deposit Shares pursuant to instructions from the Underwriters on the Closing Date referred to in the Underwriting Agreement upon receipt of (a) a certified or official bank check or checks payable in New York Clearing House (next day) funds to the order of the Selling Shareholder or, to the extent requested by such Selling Shareholder or an Attorney-in-Fact for such Selling Shareholder, to the order of the Company, in an aggregate amount sufficient to pay the Selling Shareholder the aggregate purchase price for such Deposit Shares purchased on such Closing Date, less transfer taxes, if any, and (b) instructions from either the Selling Shareholder or his Attorney-in-Fact so to release such Deposit Shares. The Custodian shall have no liability whatsoever for releasing such Deposit Shares to the Underwriters in accordance with the provisions of the foregoing sentence. If the Underwriting Agreement shall not be entered into and the transactions contemplated thereby consummated prior to the forty-fifth day after the date of this Custody Agreement, then the Custodian is to return to the Selling Shareholder all of the Deposit Securities then held by the Custodian for the Selling Shareholder at the address set forth on the signature page hereto, and shall destroy all stock powers relating thereto delivered to it pursuant to Section 2 hereof. Upon the mailing of all of the Deposit Securities to the Selling Shareholder in accordance with this Section 4, the Custodian shall have no further responsibility hereunder.

            5. Representations and Warranties of Selling Share-holder. The Selling Shareholder hereby represents and warrants to each Underwriter as follows:

            (a) Each of the representations and warranties of the Selling Shareholder set forth in Section 2 of the Underwriting Agreement (in substantially the form of such agreement provided to the undersigned) is true and correct;

            (b) This Agreement has been duly authorized, executed and delivered by the Selling Shareholder and constitutes a legal and binding obligation of the Selling Shareholder, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding in equity or at law); and

            (c) The Selling Shareholder has full legal right, capacity, power and authority to execute this Agreement and the Power of Attorney, to enter into the Underwriting Agreement, to exercise the Deposit Warrants for the Deposit Shares to be offered and sold by such Selling Shareholder in the Public Offering and to sell, transfer, assign and deliver such Deposit Shares in accordance with the Underwriting Agreement and valid and marketable title to such Deposit Shares will be passed to the Underwriters pursuant to the Underwriting Agreement.

            The Selling Shareholder hereby further represents and warrants that the foregoing representations and warranties will be true and correct on the date the Underwriting Agreement is executed and at the Closing Date referred to in the Underwriting Agreement.

            For purposes of rendering an opinion pursuant to the Underwriting Agreement, Weil, Gotshal & Manges may rely on the representations and warranties of the undersigned set forth herein and in the Underwriting Agreement as if said representations and warranties had been set forth in a separate certificate directed to said counsel at and as of the Closing Date; and for purposes of delivering any certificate on behalf of the undersigned which may be required in connection with the delivery of the Deposit Shares, pursuant to the Underwriting Agreement, the Attorneys-in-Fact may rely on the representations and warranties of the Selling Shareholder set forth herein and in the Underwriting Agreement as if said representations and warranties had been set forth in a separate certificate directed to the Attorneys-in-Fact at the Closing Date.

            6. Return of Deposit Securities. Promptly after the Closing Date, the Custodian shall return to the Selling Shareholder at the address set forth on the signature page hereto any Deposit Shares which are not sold pursuant to the Underwriting Agreement and any Deposit Warrants which have not been exercised for Deposit Shares sold pursuant to the Underwriting Agreement. Upon the mailing of all of the Deposit Securities as specified in the immediately preceding sentence to the Selling Shareholder in accordance with this Section 6, the Custodian shall have no further responsibility hereunder.

            7. Expenses. The Company shall pay all such expenses incident to the Public Offering as provided for in
Section 5 of the Underwriting Agreement.

            8. Extent of Duties and Obligations of Custodian. In all respects, the duties and obligations of the Custodian shall be determined solely by the express provisions of this Agreement, and the Custodian shall not be liable for any act or failure to act on its part hereunder except for gross negligence or willful misconduct, and shall be fully protected, as against the Selling Shareholder and the Company, in any such action as the Custodian may take hereunder in reliance on advice of accountants, attorneys or other independent experts selected by it (which may include attorneys employed by the Custodian or outside counsel). No implied covenants or obligations shall be read into this Agreement against the Custodian. None of the provisions contained in this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers hereunder.

            The recitals contained herein shall be taken as the statements of the Selling Shareholder and the Company, and the Custodian assumes no responsibility whatsoever for the correctness of such recitals. Nothing in this Agreement, expressed or implied, shall give or be construed to give any person, firm or corporation, other than the parties hereto, the Underwriters, the Attorneys-in-Fact, Weil, Gotshal & Manges, as counsel to the Company and the Selling Shareholder, or Cahill Gordon & Reindel, as counsel to the Underwriters, any legal or equitable right, remedy or claim under or in respect to this Agreement or under or in respect of any covenant, condition or provision herein contained.

            9. Effective Date of Agreement. This Agreement shall become effective with respect to the Selling Shareholder upon receipt of a copy of this Agreement, duly executed by the Selling Shareholder, by the Custodian at the following address:

                  Weil, Gotshal & Manges
                  767 Fifth Avenue
                  New York, New York  10153
                  Attention:  Stephen E. Jacobs, Esq.

            10. Definitions. The words "it" and "its" shall be construed, where appropriate, to be singular or plural, or masculine, feminine or neuter.

            11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            12. Counterparts. This Agreement may be signed in various counterparts which together shall constitute one and the same Agreement.

            13. Successors. This Agreement shall be binding upon the undersigned and the heirs, legal representatives, distributees, successors and assigns of the undersigned.

            14. Notices. Notices to the Custodian shall not be deemed to be given until actually received by it. Whenever the time for giving a notice falls upon a Saturday, Sunday or holiday, such time shall be extended to the next business day.

            IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                    LEUCADIA NATIONAL CORPORATION


                                    By:_______________________________
                                        Name:
                                        Title:


                                    WEIL, GOTSHAL & MANGES,
                                      as Custodian


                                    By:_______________________________


SELLING SHAREHOLDER



_____________________________
Name:
Address:

                                 EXHIBIT A


                                                  Number of Common
      Name                                        Shares To Be Sold

Ian M. Cumming..................................            690,000

Annette P. Cumming..............................             50,000
Trustee, under Agreement
dated January 3, 1979 for
John Darnaby Cumming Age
21 Trust

Annette P. Cumming..............................             50,000
Trustee, under Agreement
dated January 3, 1979 for
David Edward Cumming Age
21 Trust

John D. Cumming.................................              2,000

Jennifer Cumming Ruff...........................              4,000

Margaret Cumming................................              4,000

Joseph S. Steinberg.............................            794,000

                                                          _________
              Total.............................          1,594,000
